Exhibit 99.1

PE GREENLIGHT HOLDINGS, LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY CAPITAL PARTNERS IV, L.P.

By: Platinum Equity Partners IV, L.P.,

Its: General Partner

By: Platinum Equity Partners IV, LLC,

Its: General Partner

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY PARTNERS IV, L.P.

By: Platinum Equity Partners IV, LLC,

Its: General Partner

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY PARTNERS IV, LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IV, LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IV MANAGER, LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY INVESTCO, L.P.

By: Platinum Equity Investment Holdings IC (Cayman), LLC

Its: General Partner

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IC (CAYMAN), LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM INVESTCO (CAYMAN), LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS, LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

PLATINUM EQUITY, LLC

By: /s/ Justin Maroldi
    -----------------------------------
Name: Justin Maroldi

Title: Assistant Secretary

TOM GORES

By: /s/ Mary Ann Sigler
    -----------------------------------
Name: Mary Ann Sigler

Title: Attorney-in-Fact